SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 22, 2002

                            The Neptune Society, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

       000-31182                                         59-2492929
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(Commission File Number)                      (IRS Employer Identification No.)


3500 W. Olive, Suite 1430, Burbank, California                  91505
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  (Address of Principal Executive Offices)                    (Zip Code)


                                   (818) 953-9995
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.


     Effective at 5:00 p.m. (Eastern Standard Time) on March 22, 2002, The Neptune Society, Inc. (the "Registrant") effected a reverse split of its capital stock on a four (old) for one (new) share basis. After giving effect to the reverse split, the Registrant will have 2,424,401 shares of common stock issued and outstanding and 6,250,000 shares of common stock authorized for issuance. Fractional shares resulting from the reverse split were rounded up to the next whole share.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.  The following exhibits are furnished in accordance with Item
                    601 of Regulation S-K.

         EXHIBIT
         NUMBER     DESCRIPTION
         ------     -----------
          3.1       Articles of  Amendment of Articles of  Incorporation  of the
                    Registrant effective March 22, 2002.

         99.1       News Release dated March 22, 2002.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  The Neptune Society, Inc.
                                  -------------------------
                                  (Registrant)



Date March 21, 2002                By:     /s/ David Schroeder
                                           -----------------------------------
                                   Name:   David Schroeder
                                   Title:  President and Director


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
 3.1           Articles  of  Amendment  of  Articles  of  Incorporation  of  the
               Registrant effective March 22, 2002.

99.1           News Release dated March 22, 2002.